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                                           Exhibit 10.1.2

                              AMENDMENT NO. 1 TO
                             EMPLOYMENT AGREEMENT

     This Amendment No. 1, dated as of December 11, 2000, is made to the Employment Agreement (the "Agreement"), dated as of January 1, 1999, by and between GREATER BAY BANCORP ("Employer"), a California corporation, and DAVID L. KALKBRENNER ("Employee").

                                   RECITALS:
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     WHEREAS, the Employer entered into the Agreement for the purpose of engaging the services of the Employee by reason of his experience, training and ability in the commercial banking industry;

     WHEREAS, the Employee's service as President and Chief Executive Officer of Employer has been a significant factor in Employer's growth and success, and the Employer and the Employee desire to amend the Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, terms and conditions contained in this Amendment No. 1, the Employer and the Employee agree as follows:

     1.   Section 13 ("Other Benefits") is hereby amended by adding a new
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subsection (e) to read in its entirety as follows:

          (e)  Health and Medical Benefits. In the event of (i) Employee's
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retirement from the Employer on or after age 61; (ii) termination of the
Agreement under Section 16(a)(1), (4) or (7) (to the extent of Employer's breach) or Section 16(b); or (iii) the occurrence of any of the events set forth in Section 16(e) in connection with a change in control (except for the events set forth in the last paragraph of Section 16(e)), then Employee shall be entitled to participate, on the same basis as other employees of Employer, in Employer's group health and medical insurance plans, for the duration of his life. Employee's spouse may participate in such plans for the duration of her life at the Employee's (or his estate's) expense.

     2. Except as expressly amended hereby, the remaining terms and conditions of the Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                                        GREATER BAY BANCORP


                                        By: /s/ Duncan L. Matteson
                                            ----------------------
                                            Duncan L. Matteson
                                            Chairman of the Board


                                            /s/ David L. Kalkbrenner
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                                            David L. Kalkbrenner